Other Operating Income And Expenses	6 Months Ended
Jun. 30, 2021
Analysis of income and expense [abstract]
Other Operating Income and Expenses

B.15. OTHER OPERATING INCOME AND EXPENSES
Other operating income amounted to €409 million in the first half of 2021 (versus €281 million in the first half of 2020), and Other operating expenses to €709 million (versus €693 million in the first half of 2020).
The main items included in Other operating income in the first half of 2021 were: (i) income from pharmaceutical partners of €100 million (versus €92 million in the first half of 2020), of which €88 million came from Regeneron (versus €79 million in the first half of 2020, see table below); (ii) gains on disposals of assets and operations of €156 million, primarily on divestments of mature products (versus €147 million in the first half of 2020); and (iii) a payment of €119 million from Daiichi Sankyo relating to the ending of a collaboration on vaccines in Japan.
Other operating expenses for the first half of 2021 included €643 million of expenses relating to the alliance with Regeneron (versus €525 million in the first half of 2020), as shown in the table below.

(€ million)	June 30, 2021 (6 months)	June 30, 2020 (6 months)	December 31, 2020 (12 months)
Income & expense related to profit/loss sharing under the Monoclonal Antibody Alliance	(521)	(341)	(727)
Additional share of profit paid by Regeneron towards development costs	51	35	75
Reimbursement to Regeneron of selling expenses incurred	(116)	(176)	(349)
Total: Monoclonal Antibody Alliance	(586)	(482)	(1,001)
Immuno-Oncology Alliance	37	44	89
Other (mainly Zaltrap®)	(6)	(8)	(14)
Other operating income/(expenses), net related to Regeneron Alliance	(555)	(446)	(926)
of which amount presented in Other operating income	88	79	164